UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Geron Corporation (“Geron”) is amending its Notice of Availability of Proxy Materials (the “Notice”) filed on Schedule 14A with the Securities and Exchange Commission on April 12, 2023 in order to correct a minor typographical error in the text of Voting Item 2 as set forth in the Notice. There are no other revisions to the Notice. Geron continues to intend to distribute the Notice on or about April 20, 2023 to stockholders of record entitled to vote at its 2023 Annual Meeting of Stockholders.

Your Vote Counts! Geron GERON CORPORATION 2023 Annual Meeting Vote by May 30, 2023 11:59 PM ET GERON CORPORATION C/O COMPUTERSHARE 8742 LUCENT BLVD. SUITE 225 HIGHLANDS RANCH, CO 80129 You invested in GERON CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 31, 2023. Get informed before you vote View the Letter to Stockholders, Notice and 2023 Proxy Statement, and 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 17, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 31, 2023 8:00 a.m. Pacific Dayight Time www.virtualshareholdermeeting.com/GERN2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. To elect the two nominees for director named below to hold office as Class III members of the Board of Directors until the 2026 annual meeting of stockholders. Nominees: 01) V. Bryan Lawlis, Ph.D. 02) Susan M. Molineaux, Ph.D. 2. To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 675,000,000 to 1,350,000,000 shares. 3. To approve an amendment to the Company’s 2018 Equity Incentive Plan to, among other items, (i) increase the number of shares of the Company’s Common Stock issuable thereunder by 43,360,000 shares; and (ii) modify the fungible plan design. 4. To approve, on an advisory basis, the preferred frequency of holding future advisory votes on executive compensation. 5. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the accompanying Proxy Statement. 6. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof. For For For For For Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.